Equity Investments - Schedule of Movement of Equity Securities (Details) - Direct Booking Technology Co., Ltd [Member] - Equity Securities [Member]	Mar. 31, 2026 USD ($)	Mar. 31, 2026 CNY (¥)	Sep. 30, 2025 CNY (¥)
Schedule of Movement of Equity Securities [Line Items]
Original investment cost	$ 1,746,954	¥ 12,050,492
Revaluation gain	822,526	5,673,782
Foreign currency translation variance	(39,646)	(273,476)
Fair value of the investment securities as of period end	$ 2,529,834	¥ 17,450,798